Exhibit 99.2

STOCK PURCHASE AGREEMENT

nFinanSe Inc.
6015 31st Street East
Bradenton, FL 34203

Ladies & Gentlemen:

The undersigned, _________________________________(the “Investor”), hereby confirms its agreement with you as follows:

1. This Stock Purchase Agreement (the “Agreement”) is made as of December 28, 2006 between nFinanSe Inc., a Nevada corporation (the “Company”), and the Investor.

2. The Company has authorized the sale and issuance of up to 4,000,000 shares (the “Preferred Shares”) of Series A Preferred Stock of the Company, $0.001 par value per share (the rights and preferences of which are as provided in that certain Certificate of Designations, Rights and Preferences attached hereto as Exhibit A) (the “Preferred Stock”), subject to adjustment by the Company, to certain accredited investors in a private placement (the “Offering”).

The Company has further authorized the issuance of 5,327,930 shares of Preferred Stock to certain accredited investors in exchange (the “Exchange”) for all of the Company’s outstanding Senior Secured Convertible Promissory Notes (the “Exchange Shares”). The Preferred Shares and the Exchange Shares will be convertible into shares of the Company’s common stock, $0.001 par value per share (collectively and as converted, the “Conversion Shares”). The Preferred Shares and the Conversion Shares are referred to herein collectively as the “Securities”.

3. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor ___________ Preferred Shares, for a purchase price of $_______ per share, or an aggregate purchase price of $_______________, pursuant to the Terms and Conditions for Purchase of Preferred Shares attached hereto as Annex I and incorporated herein by reference as if fully set forth herein (the “Terms and Conditions”). Unless otherwise requested by the Investor, certificates representing the Preferred Shares purchased by the Investor will be registered in the Investor’s name and address as set forth below.

4. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (c) it has no direct or indirect affiliation or association with any NASD member as of the date hereof. Exceptions:
_______________________________________________________________________________________

_______________________________________________________________________________________.
(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

The Investor hereby confirms, by signing in the space provided below, that the foregoing correctly sets forth the agreement between the Investor and the Company with respect to the purchase of Preferred Shares in the Offering. By executing this Agreement, the Investor acknowledges that the Company may use the information in paragraph 4 above and the name and address information below in preparation of the Registration Statement (as defined in Annex 1).

AGREED AND ACCEPTED:	Investor:

By:

NFINANSE, INC.	Print Name:

Title:
By:
Title:	Address:

Tax ID No.

Contact name:

Telephone:

Fax:

E-mail:*

Name in which shares should be registered (if different):

*By providing an e-mail address, the Investor hereby consents to electronic delivery of the documents and notices required to be delivered pursuant to this Agreement.

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF PREFERRED SHARES

1. Authorization and Sale of the Preferred Shares. Subject to these Terms and Conditions, the Company has authorized the sale of up to 4,000,000 Preferred Shares. The Company reserves the right to increase or decrease this number.

2. Agreement to Sell and Purchase the Preferred Shares; Subscription Date.

2.1 At the Closing (as defined in Section 3), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Preferred Shares set forth in Paragraph 3 of the Stock Purchase Agreement to which these Terms and Conditions are attached at the purchase price set forth thereon.

2.2 The Company may enter into the same form of Stock Purchase Agreement, including these Terms and Conditions, with certain other investors (the “Other Investors”) and expects to complete sales of Preferred Shares to them. (The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and the Stock Purchase Agreement to which these Terms and Conditions are attached and the Stock Purchase Agreements (including attached Terms and Conditions) executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”) The Company may accept executed Agreements from Investors for the purchase of Preferred Shares commencing upon the date on which the Company provides the Investors with the proposed purchase price per Share and concluding upon the date (the “Subscription Date”) on which the Company has (i) executed Agreements with Investors for the purchase of at least 4,000,000 Preferred Shares, and (ii) notified Emerging Growth Equities, Ltd., in its capacity as placement agent for this transaction (the “Placement Agent”), in writing that it is no longer accepting additional Agreements from Investors for the purchase of Preferred Shares. The Company may not enter into any Agreements after the Subscription Date.

3. Delivery of the Preferred Shares at Closing. The completion of the purchase and sale of the Preferred Shares (the “Closing”) shall occur on December 28, 2006 (the “Closing Date”), at the offices of the Company’s counsel or at such other place as may be agreed upon by the Company and the Placement Agent. At the Closing, the Company shall deliver to the Investor, or a representative of the Investor, one or more stock certificates representing the number of Preferred Shares set forth in Paragraph 3 of the Stock Purchase Agreement, each such certificate to be registered in the name of the Investor or, if so indicated on the signature page of the Stock Purchase Agreement, in the name of a nominee designated by the Investor.

The Company’s obligation to issue the Preferred Shares to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) prior receipt by the Company of a certified or official bank check or wire transfer of funds in the full amount of the purchase price for the Preferred Shares being purchased hereunder as set forth in Paragraph 3 of the Stock Purchase Agreement; (b) completion of the purchases and sales under the Agreements with the Other Investors; and (c) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing.

The Investor’s obligation to purchase the Preferred Shares shall be subject to the following conditions, any one or more of which may be waived by the Investor: (a) Investors shall have executed Agreements for the purchase of at least 4,000,000 Preferred Shares, and (b) the representations and warranties of the Company set forth herein shall be true and correct as of the Closing Date in all material respects.

4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Investor, as follows:

4.1 Organization. The Company is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. The Company has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and as described in the documents filed by the Company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), since the end of its most recently completed fiscal year through the date hereof, including, without limitation, its report on Form 10-KSB for the year ended September 30, 2006 and its report on Form 10-QSB for the quarter ended June 30, 2006 (the “Exchange Act Documents”) and is registered or qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it or the location of the properties owned or leased by it requires such qualification and where the failure to be so qualified would have a material adverse effect upon the financial condition, earnings, business or business prospects, properties or operations of the Company (a “Material Adverse Effect”), and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

4.2 Due Authorization and Valid Issuance. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements, and the Agreements have been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Preferred Shares being purchased by the Investor hereunder will, upon issuance and payment therefor pursuant to the terms hereof, be duly authorized, validly issued, fully-paid and nonassessable. The Company has reserved from its duly authorized capital stock: (i) the number of Preferred Shares issuable pursuant to this Agreement, and (ii) the number of Conversion Shares issuable upon conversion of the Preferred Stock.

4.3 Non-Contravention. The execution and delivery of the Agreements, the issuance and sale of the Preferred Shares under the Agreements, the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated thereby will not (A) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any material bond, debenture, note or other evidence of indebtedness, lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which it or any of its properties are bound, (ii) the charter, by-laws or other organizational documents of the Company, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or their respective properties, except in the case of clauses (i) and (iii) for any such conflicts, violations or defaults which are not reasonably likely to have a Material Adverse Effect or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which any of them is bound or to which any of the material property or assets of the Company is subject except in cases not reasonably likely to have a Material Adverse Effect. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States or any other person is required for the execution and delivery of the Agreements and the valid issuance and sale of the Preferred Shares to be sold pursuant to the Agreements, other than such as have been made or obtained, and except for any post-closing securities filings or notifications required to be made under federal or state securities laws.

4.4 Capitalization. The entire authorized capital stock of the Company consists of (A) 200,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), 3,829,028 of which are issued and outstanding, and (B) 25,000,000 shares of preferred stock, of which, pursuant to the Offering and the Exchange, 9,327,930 are issued and outstanding. All shares of the Company’s issued and outstanding capital stock have been duly authorized, are validly issued and outstanding, and are fully paid and nonassessable. There are no dividends which have accrued or been declared but are unpaid on the capital stock of the Company. No person has any right of first refusal, preemptive right, right of participation or any similar right to participate in the transactions contemplated by this Agreement. Except as a result of the purchase and sale of the Preferred Shares pursuant to the Offering and the issuance of the Exchange Shares pursuant to the Exchange, and except for employee and director stock options under the Company’s equity compensation plans and outstanding warrants as disclosed in the Exchange Act documents, there are no outstanding options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issuance and sale of the Preferred Shares will not obligate the Company to issue shares of Common Stock or other securities to any person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

4.5 Financial Statements; Accountants. The consolidated financial statements of the Company and the related notes contained in the Exchange Act Documents present fairly in all material respects, in accordance with generally accepted accounting principles, the financial position of the Company as of the dates indicated, and the results of its operations and cash flows for the periods therein specified and are consistent with the books and records of the Company except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which are not expected to be material in amount. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except as may be included in the notes to such financial statements, or in the case of unaudited statements, as may be permitted by the SEC on Form 10-QSB under the Exchange Act and except as disclosed in the Exchange Act Documents. The other financial information contained in the Exchange Act

Documents has been prepared on a basis consistent with the financial statements of the Company. To the Company’s knowledge, Kingery & Crouse, P.A., who the Company expects will consent to the inclusion in the Registration Statement referred to in Section 8.1 hereof of its opinion with respect to the financial statements to be incorporated by reference from the Company’s Annual Report on Form 10-KSB for the year ended September 30, 2006 into the Registration Statement (as defined below) and the prospectus which forms a part thereof, are independent accountants as required by the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder.

4.6 Company not an “Investment Company”. The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company is not, and immediately after receipt of payment for the Preferred Shares will not be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act and shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

4.7 Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Preferred Shares to be sold to the Investor hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

4.8 Private Offering. Assuming (i) the correctness of the representations and warranties of the Investors set forth in Section 5 hereof, (ii) the correctness of the information provided in the Investor Questionnaire submitted by each of the Investors and (iii) that Placement Agent’s activities are consistent with the activities permissible under Rule 506 of Regulation D of the Securities Act, the offer and sale of Preferred Shares hereunder is exempt from registration under the Securities Act.

5. Representations, Warranties and Covenants of the Investor.

5.1 The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an “accredited investor” as defined in Regulation D under the Securities Act and the Investor is also knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Preferred Shares, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Preferred Shares; (ii) the Investor is acquiring the number of Preferred Shares set forth in Section 3 of the Stock Purchase Agreement in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Preferred Shares or any arrangement or understanding with any other persons regarding the distribution of such Preferred Shares; (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has answered all questions on the Investor Questionnaire for use in preparation of the Registration Statement and the answers thereto are true, correct and complete as of the date hereof and will be true, correct and complete as of the Closing Date; (v) the Investor will notify the Company immediately of any change in any of such information until such time as the Investor has sold all of its Conversion Shares or until the Company is otherwise no longer required to keep the Registration Statement effective; and (vi) the Investor has, in connection with its decision to purchase the number of Preferred Shares set forth in Paragraph 3 of the Stock Purchase Agreement, relied only upon the Exchange Act Documents and the representations and warranties of the Company contained herein. The Investor understands that neither this Offering nor the acquisition of the Securities have been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Investor’s investment intent as expressed herein and the information provided in the Investor’s Investor Questionnaire. Investor has completed or caused to be completed and delivered to the Company the Investor Questionnaire, which questionnaire is true, correct and complete in all material respects.

5.2 The Investor (other than individuals) is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations thereunder. The execution, delivery and performance by the Investor of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or similar action on the part of the Investor. This Agreement has been duly executed by the Investor, and when delivered by the Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Investor, enforceable against it in accordance with its terms, except (i) as limited by laws of general application relating to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, (ii) as limited by rules of law governing specific performance, injunctive relief, or other equitable remedies and (iii) to the extent the indemnification provisions contained in this Agreement may be limited by applicable federal or state securities laws.

5.3 The Investor is not purchasing the Preferred Shares as a result of any advertisement, article, notice or other communication regarding the Preferred Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

5.4 The Investor is (i) acquiring the Preferred Shares and (ii) upon conversion of the Preferred Shares will acquire the Conversion Shares, in each case, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof; provided, however, that by making the representations herein, the Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Preferred Shares under an exemption under the Securities Act and reserves the right to dispose of the Conversion Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The Investor is acquiring the Preferred Shares hereunder in the ordinary course of its business.

5.5 The Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

5.6 The Investor and its advisors, if any, have been furnished with all publicly available materials relating to the business, finances and operations of the Company and such other publicly available materials relating to the offer and sale of the Securities as have been requested by the Investor. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by the Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained herein. The Investor understands that its investment in the Securities involves a high degree of risk.

5.7 The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

6. Survival of Representations, Warranties and Agreements. All covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Preferred Shares being purchased and the payment therefor.

7. Transfer Restrictions.

7.1 The Securities may only be disposed of in compliance with state and federal securities laws. Each Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take pledge of) any of the Securities except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder. In connection with any transfer of Securities other than pursuant to an effective registration statement, to the Company, to an affiliate of an Investor (who is an accredited investor and executes a customary representation letter) or in connection with a pledge as contemplated in Section 7(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act, provided, however, that in the case of a transfer pursuant to Rule 144, no opinion shall be required if the transferor provides the Company with a customary seller’s representation letter reasonably satisfactory to the Company, and if such sale is not pursuant to subsection (k) of Rule 144, a customary broker’s representation letter and a Form 144. Any such transferee that agrees in writing to be bound by the terms of this Agreement shall have the rights of an Investor under this Agreement. The Company shall reissue certificates evidencing the Securities upon surrender of certificates evidencing the Securities being transferred in accordance with this Section 7(a).

7.2 The Investors agree to the imprinting, so long as is required by this Section 7, of a legend on any of the Securities in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THIS CERTIFICATE. THE SECURITIES REPRESENTED HEREBY MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, ACCEPTABLE TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER OR DISPOSITION MAY BE AFFECTED WITHOUT REGISTRATION UNDER THE ACT.

The Company acknowledges and agrees that an Investor may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities, in accordance with all applicable securities laws, to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, such Investor may transfer pledged or secured Preferred Shares to the pledgees or secured parties; provided that such Investor shall provide the Company with such documentation as is reasonably requested by the Company to ensure that the pledge is pursuant to a bona fide margin agreement with a registered broker-dealer or a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act.

7.3 Certificates evidencing the Securities shall not contain any legend (including the legend set forth in Section 7(b)), (i) following any sale of such Securities pursuant to Rule 144, or (ii) if such Securities are eligible for sale under Rule 144(k), or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC). The Company shall use its commercially reasonable efforts to cause its counsel to issue a legal opinion to the Company’s transfer agent promptly upon the occurrence of any of the events in clauses (i), (ii) or (iii) above to effect the removal of the legend hereunder. The Company agrees that at such time as such legend is no longer required under this Section 7(c), it will, as promptly as practicable following the delivery by an Investor to the Company or the Company’s transfer agent of a certificate representing Securities issued with a restrictive legend, deliver or cause to be delivered to such Investor a certificate representing such Securities that is free from all restrictive and other legends.

7.4 The Investor agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 7 is predicated upon the Company’s reliance on, and the Investor’s agreement that, the Investor will not sell any Securities except pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

8. Registration of the Conversion Shares; Compliance with the Securities Act.

8.1 Registration Procedures and Other Matters. The Company shall:

(a) subject to receipt of necessary information from the Investors after prompt request from the Company to the Investors to provide such information, prepare and file with the SEC, within 60 days after the Closing Date, (or, if the 60th day after the Closing Date is not a business day, then the first business day thereafter) a registration statement on such form as is then available to the Company (the “Registration Statement”) to enable the resale of the Conversion Shares by the Investors from time to time through the OTC Bulletin Board or in privately-negotiated transactions;

(b) use its commercially reasonable efforts, subject to receipt of necessary information from the Investors after prompt request from the Company to the Investors to provide such information, to cause the Registration Statement to become effective;

(c) use its commercially reasonable efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement current, effective and free from any material misstatement or omission to state a material fact for a period not exceeding, with respect to each Investor’s Preferred Shares purchased hereunder, the earlier of (i) the second anniversary of the Closing Date, (ii) the date on which the Investor may sell all Conversion Shares then held by the Investor without restriction by the volume limitations of Rule 144(e) of the Securities Act, or (iii) such time as all Conversion Shares acquired by such Investor through the sale of Preferred Shares in this Offering have been sold pursuant to a registration statement;

(d) furnish (which may be furnished electronically) to the Investor with respect to the Conversion Shares registered under the Registration Statement such number of copies of the Registration Statement, prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Conversion Shares by the Investor; provided, however, that the obligation of the Company to deliver copies of prospectuses or preliminary prospectuses to the Investor shall be subject to the receipt by the Company of reasonable assurances from the Investor that the Investor will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses or preliminary prospectuses;

(e) file documents required of the Company for normal blue sky clearance in states specified in writing by the Investor and use its commercially reasonable efforts to maintain such blue sky qualifications during the period the Company is required to maintain the effectiveness of the Registration Statement pursuant to Section 8.1(c); provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(f) bear all expenses in connection with the procedures in paragraph (a) through (e) of this Section 8.1 and the registration of the Conversion Shares pursuant to the Registration Statement except with respect to any legal or attorney fees incurred by any of the Investors in connection with the Registration Statement and any amendments thereto; and

(g) advise the Investor (which advisement may occur electronically), promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

The Investor acknowledges that the Company may include on the Registration Statement; shares of Common Stock of the Company for resale by certain other stockholders of the Company, and that the Company may file a subsequent registration statement for the resale of shares of Common Stock by certain other stockholder of the Company.

8.2 Transfer of Conversion Shares After Registration; Suspension.

(a) The Investor agrees that it will not effect any disposition of the Conversion Shares or its right to purchase the Conversion Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 8.1 and as described below or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

(b) Except in the event that paragraph (c) below applies, the Company shall (i) if deemed necessary by the Company, use commercially reasonable efforts to prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Conversion Shares being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor (which may occur electronically) upon its request copies of any documents filed pursuant to Section 8.2(b)(i); and (iii) inform each Investor that the Company has complied with its obligations in Section 8.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its commercially reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor when the amendment has become effective).

(c) Subject to paragraph (d) below, in the event (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Conversion Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) of any event or circumstance which, upon the advice of its counsel, necessitates the making of any changes in the Registration Statement or prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; then the Company shall deliver a certificate in writing (which may be delivered electronically) to the Investor (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Conversion Shares pursuant to the Registration Statement (a “Suspension”) until the Investor’s receipt of copies of a supplemented or amended prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus. In the event of any Suspension, the Company will use its commercially reasonable efforts to cause the use of the prospectus so suspended to be resumed as soon as reasonably practicable after the delivery of a Suspension Notice to the Investor.

(d) Provided that a Suspension is not then in effect, the Investor may sell Conversion Shares under the Registration Statement, provided that it arranges for delivery of a current prospectus to the transferee of such Conversion Shares.

(e) In the event of a sale of Conversion Shares by the Investor pursuant to the Registration Statement, the Investor must also deliver to the Company’s transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit B, and its stock certificate, so that the Conversion Shares may be properly transferred.

8.3 Indemnification. For the purpose of this Section 8.3:

(i) the term “Selling Stockholder” shall include the Investor and any affiliate of such Investor;

(ii) the term “Registration Statement” shall include the prospectus in the form first filed with the SEC pursuant to Rule 424(b) of the Securities Act or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required, and any exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 8.1; and

(iii) the term “untrue statement” shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(a) The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon any untrue statement of a material fact contained in the Registration Statement as amended at the time of effectiveness or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such Selling Stockholder for any reasonable and documented legal expenses and any other actual, accountable out-of-pocket documented expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement or the failure of such Selling Stockholder to comply with its covenants and agreements contained in this Agreement. The Company shall reimburse each Selling Stockholder for the amounts provided for herein within a reasonable period of time after demand thereof.

(b) The Investor agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure to comply with the covenants and agreements contained in this Agreement, or (ii) any untrue statement of a material fact contained in the Registration Statement or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading if such untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of the Registration Statement, and the Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.

(c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 8.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying person will not relieve it from any liability which it may have to any indemnified person under this Section 8.3 (except to the extent that such omission materially and adversely affects the indemnifying person’s ability to defend such action) or from any liability otherwise than under this Section 8.3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified person promptly after receiving the aforesaid notice from such indemnified person, shall be entitled to assume the defense thereof. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

(d) If the indemnification provided for in this Section 8.3 is unavailable to or insufficient to hold harmless an indemnified person under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying person shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor, as well as any other Selling Stockholders under such registration statement on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or an Investor or other Selling Stockholder on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investor and other Selling Stockholders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified person as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Investor shall not be required to contribute any amount in excess of the amount by which the net amount received by the Investor from the sale of the Conversion Shares to which such loss relates exceeds the amount of any damages which such Investor has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investor’s obligations in this subsection to contribute shall be in proportion to its Investor sale of Conversion Shares to which such loss relates and shall not be joint with any other Selling Stockholders.

(e) The Investor hereby acknowledges that it is a sophisticated business person who was represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 8.3, and is fully informed regarding said provisions. The Investor further acknowledges that the provisions of this Section 8.3 fairly allocate the risks involved in the Offering. The Investor and the Company are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 8.3, and the Investor and the Company hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 8.3 and further agree not to attempt to assert any such defense.

8.4 Termination of Conditions and Obligations. The conditions precedent imposed by Section 5 or this Section 8 upon the transferability of the Conversion Shares shall cease and terminate as to any particular number of the Conversion Shares when such Conversion Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Conversion Shares or at such time as an opinion of counsel reasonably satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

8.5 Information Available. So long as the Registration Statement is effective covering the resale of Conversion Shares owned by the Investor, the Company will furnish to the Investor:

(a) as soon as practicable after it is available, one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) its Annual Report on Form 10-KSB and (iii) its Quarterly Reports on Form 10-QSB (the foregoing, in each case, excluding exhibits);

(b) upon the reasonable request of the Investor, an adequate number of copies of the prospectuses to supply to any other party requiring such prospectuses; and

(c) if agreed to by the Investor on the signature page to this Agreement, the documents required to be delivered by the Company pursuant to this Agreement, except for the prospectus or preliminary prospectus required to be delivered pursuant to Section 8.1(d) herein, shall be delivered to the Investor in electronic form to the e-mail address provided by the Investor on the signature page of the Stock Purchase Agreement.

9. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, by facsimile or e-mail (if agreed to by the Investor), or (B) if delivered from outside the United States, by international express courier, facsimile or e-mail (if agreed to by the Investor), and shall be deemed given (i) if delivered by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile or e-mail, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

(a) if to the Company, to:

nFinanSe Inc.
6015 31st Street East
Bradenton, FL 34203
Attn: Raymond P. Springer, Chief Financial Officer

(b) with a copy to:

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103
Attention: Joanne R. Soslow, Esq.

(c) if to the Investor, at its mail or e-mail address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

10. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor; provided, however, the provisions of Section 8.1 may not be amended without the prior written consent of at least a majority in interest of the Conversion Shares.

11. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement and do not affect its interpretation.

12. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

13. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Florida, without giving effect to the principles of conflicts of law.

14. Counterparts. This Agreement may be executed in two or more counterparts, including facsimile counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

15. Rule 144. The Company covenants that it will use commercially reasonable efforts to timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Investor holding Preferred Shares purchased hereunder made after the first anniversary of the Closing Date, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will use commercially reasonable efforts to take such further action as any such Investor may reasonably request, all to the extent required from time to time to enable such Investor to sell Preferred Shares and/or Conversion Shares purchased hereunder without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC.

16. Confidential Information. The Investor represents to the Company that, at all times during the Company’s offering of the Preferred Shares, the Investor has maintained in confidence all non-public information regarding the Company received by the Investor from the Company or its agents, including information about the Offering of the Preferred Shares and covenants that it will continue to maintain in confidence such information until such information (a) becomes generally publicly available other than through a violation of this provision by the Investor or its agents or (b) is required to be disclosed in legal proceedings (such as by deposition, interrogatory, request for documents, subpoena, civil investigation demand, filing with any governmental authority or similar process), provided, however, that before making any use or disclosure in reliance on this subparagraph (b) the Investor shall give the Company at least fifteen (15) days prior written notice (or such shorter period as required by law) specifying the circumstances giving rise thereto and will furnish only that portion of the non-public information which is legally required and will exercise its commercially reasonable efforts to obtain reliable assurance that confidential treatment will be accorded any non-public information so furnished.

NFINANSE INC.

INVESTOR QUESTIONNAIRE

To: nFinanSe Inc.
6015 31st Street East
Bradenton, FL 34203

This Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale up of Series A Preferred Stock of the Company, $0.001 par value per share (the “Preferred Stock”), to certain investors in a private placement (the “Offering”). The Securities are being offered and sold by nFinanSe Inc. (the “Company”) without registration under the Securities Act of 1933, as amended (the “Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(2) of the Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Company must determine that a potential investor meets certain suitability requirements before offering or selling Preferred Stock to such investor. The purpose of this Questionnaire is to assure the Company that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Your answers will be kept strictly confidential except as required by law, regulation or any market on which the Company’s securities are traded, listed or quoted. However, by signing this Questionnaire you will be authorizing the Company to provide a completed copy of this Questionnaire to such parties as the Company deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Preferred Stock. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

A. BACKGROUND INFORMATION

Name:

Business Address:
(Number and Street)

	(City)	(State)		(Zip Code)

Telephone Number:	( )

Fax:	( )

E-mail:
Residence Address:
(Number and Street)

	(City)	(State)		(Zip Code)

Telephone Number:	( )

If an individual:
	Age: _______	Citizenship: _______	Where registered to vote: ___________

If a corporation, partnership, limited liability company, trust or other entity:
Type of entity:
State of formation:			Date of formation:

Social Security or Taxpayer Identification No.

Send all correspondence to (check one):
____ Residence Address
____ Business Address
Current ownership of securities of the Corporation:
__________ shares of common stock, par value $0.001 per share (the “Common Stock”)
options to purchase __________ shares of Common Stock

B. STATUS AS ACCREDITED INVESTOR

The undersigned is an “accredited investor” as such term is defined in Regulation D under the Act, as at the time of the sale of the Securities the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):1  As used in this Questionnaire, the term “net worth” means the excess of total assets over total liabilities. In computing net worth for the purpose of subsection (4), the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by an institutional lender making a secured loan, net of encumbrances. In determining income, the investor should add to the investor’s adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depiction, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

____ (1) a bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Corporation Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Corporation licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;

____ (2) a private business development company as defined in Section 202(a)(22) of the Investment Adviser Act of 1940;

____ (3) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities offered, with total assets in excess of $5,000,000;

____ (4) a natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of such person’s purchase of the Securities exceeds $1,000,000;

____ (5) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

____ (6) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

____ (7) an entity in which all of the equity owners are accredited investors (as defined above).

C. REPRESENTATIONS

The undersigned hereby represents and warrants to the Company as follows:

1.
Any purchase of the Securities would be solely for the account of the undersigned and not for the account of any other person or with a view to any resale, fractionalization, division, or distribution thereof.

2.
The information contained herein is complete and accurate and may be relied upon by the Company, and the undersigned will notify the Company immediately of any material change in any of such information occurring prior to the closing, if any, with respect to the purchase of Securities by the undersigned or any co-purchaser.

3.	There are no suits, pending litigation, or claims against the undersigned that could materially affect the net worth of the undersigned as reported in this Questionnaire.

4.
The undersigned acknowledges that there may occasionally be times when the Company determines that it must suspend the use of the prospectus forming a part of the Registration Statement (as such terms are defined in the Stock Purchase Agreement to which this Questionnaire is attached), as set forth in Section 8.2(c) of the Stock Purchase Agreement. The undersigned is aware that, in such event, the Preferred Stock or Conversion Shares (as that term is defined in the Stock Purchase Agreement) will not be subject to ready liquidation, and that any securities purchased by the undersigned would have to be held during such suspension. The overall commitment of the undersigned to investments which are not readily marketable is not excessive in view of the undersigned’s net worth and financial circumstances, and any purchase of the Securities will not cause such commitment to become excessive. The undersigned is able to bear the economic risk of an investment in the Preferred Stock.

5.
The undersigned has carefully considered the potential risks relating to the Company and a purchase of the Preferred Stock, and fully understands that the Preferred Stock is a speculative investment which involve a high degree of risk of loss of the undersigned’s entire investment. Among others, the undersigned has carefully considered each of the risks identified under the caption “Risk Factors” in the Exchange Act Documents (as that term is defined in the Stock Purchase Agreement).

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this _____ day of _______, 2006, and declares under oath that it is truthful and correct.

Print Name

By:  __________________________________________________________________
Signature

Title: __________________________________________________________________
(required for any purchaser that is a corporation, partnership, trust or other entity)

Exhibit A

See attached.

Exhibit B

CERTIFICATE OF SUBSEQUENT SALE

[Transfer Agent Name]
[Transfer Agent Address]
[Transfer Agent Address]

RE:	Sale of Shares of Common Stock of nFinanSe Inc. (the “Company”) pursuant to the Company’s prospectus dated _____________, 200__ (the “Prospectus”)

Dear Sir/Madam:

The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Shareholders in the Prospectus, that the undersigned has sold the shares pursuant to the Prospectus and in a manner described under the caption “Plan of Distribution” in the Prospectus and that such sale complies with all securities laws applicable to the undersigned, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

Selling Shareholder (the beneficial owner):_______________________________________

Record Holder (e.g., if held in name of nominee):__________________________________

Restricted Stock Certificate No.(s):______________________________________________

Number of Shares Sold:_______________________________________________________

Date of Sale:________________________________________________________________

In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.

Very truly yours,

Dated: __________________                 By:__________________________

Print Name:___________________

Title:_________________________